Exhibit 10.1

LEXEO THERAPEUTICS, INC.

2021 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are (a) to attract and retain the best available personnel to ensure the Company’s success and accomplish the Company’s goals; (b) to incentivize Employees, Directors and Independent Contractors with long-term equity-based compensation to align their interests with the Company’s stockholders, and (c) to promote the success of the Company’s business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options and Restricted Stock.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliate” means (i) an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity and (ii) an entity other than a Subsidiary in which the Company and/or one or more Subsidiaries own a controlling interest.

(c) “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, rules and regulations, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are, or will be, granted under the Plan or Participants reside or provide services to the Company or any Parent or Subsidiary of the Company, as such laws, rules, and regulations shall be in effect from time to time.

(d) “Award” means, individually or collectively, a grant under the Plan of Options or Restricted Stock.

(e) “Award Agreement” means any written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. All Award Agreements are subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, with respect to the termination of a Participant’s status as a Service Provider, except as otherwise defined in an Award Agreement, (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate of the Company and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import) or where it only applies upon the occurrence of a change in control and one has not yet taken place): (A) any material breach by Participant of any material written agreement between

Participant and the Company; (B) any failure by Participant to comply with the Company’s material written policies or rules as they may be in effect from time to time; (C) neglect or persistent unsatisfactory performance of Participant’s duties; (D) Participant’s repeated failure to follow reasonable and lawful instructions from the Board or Chief Executive Officer; (E) Participant’s indictment for, conviction of, or plea of guilty or nolo contendere to, any felony or crime that results in, or is reasonably expected to result in, a material adverse effect on the business or reputation of the Company; (F) Participant’s commission of or participation in an act of fraud against the Company; (G) Participant’s intentional material damage to the Company’s business, property or reputation; or (H) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. For purposes of clarity, a termination without “Cause” does not include any termination that occurs solely as a result of Participant’s death or Disability. The determination as to whether a Participant’s status as a Service Provider for purposes of the Plan has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability (or that of any Parent or Subsidiary or any successor thereto, as appropriate) to terminate a Participant’s employment or consulting relationship at any time, subject to Applicable Laws.

(h) “Change in Control” except as may otherwise be provided in an Award Agreement or other applicable agreement, means the occurrence of any of the following:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or reorganization;

(ii) The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets (other than (x) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (y) to a corporation or other entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock or (z) to a continuing or surviving entity described in Section 2(h)(i) in connection with a merger, consolidation or reorganization which does not result in a Change in Control under Section 2(h)(i));

(iii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(iv) The consummation of any transaction as a result of which any Person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Section 2(h), the term “Person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude:

(1) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an affiliate of the Company;

(2) a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock;

(3) the Company; and

(4) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions. In addition, if any Person (as defined above) is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered to cause a Change in Control. If required for compliance with Code Section 409A, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(i) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(j) “Code Section 409A” means Section 409A of the Code, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.

(k) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Lexeo Therapeutics, Inc., a Delaware corporation, or any successor thereto.

(n) “Director” means a member of the Board.

(o) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(p) “Effective Date” means February 12, 2021.

(q) “Employee” means any person employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Program” means a program under which outstanding Awards are amended to provide for a lower exercise price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of award under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii). Notwithstanding the preceding, the term Exchange Program does not include (A) any action described in Section 10 or any action taken in connection with a Change in Control transaction nor (B) any transfer or other disposition permitted under Section 9. For the purpose of clarity, each of the actions described in the prior sentence, none of which constitute an Exchange Program, may be undertaken (or authorized) by the Administrator in its sole discretion without approval by the Company’s stockholders.

(t) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in such source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in such source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator in compliance with Applicable Laws and regulations and in a manner that complies with Code Section 409A.

(u) “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of a Participant, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

(v) “Fiscal Year” means the fiscal year of the Company.

(w) “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x) “Independent Contractor” means any person, including an advisor, consultant or agent, engaged by the Company or a Parent or Subsidiary to render services to such entity or who renders, or has rendered, services to the Company, or any Parent, Subsidiary or Affiliate and is compensated for such services.

(y) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(z) “Option” means a stock option granted pursuant to the Plan.

(aa) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(bb) “Participant” means the holder of an outstanding Option.

(cc) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.

(dd) “Plan” means this 2021 Equity Incentive Plan, as it may be amended from time to time.

(ee) “Service Provider” means an Employee, Director or Independent Contractor.

(ff) “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(gg) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(hh) “Tax-Related Items” means income tax, social insurance or other social contributions, national insurance, social security, payroll tax, fringe benefits tax, payment on account or other tax-related items.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan shall be [•] Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. Notwithstanding the foregoing, subject to the provisions of Section 10 below, in no event shall the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Stock Options exceed the number set forth in this Section 3(a) plus, to the extent allowable under Section 422 of the Code and the regulations promulgated thereunder, any Shares that again become available for issuance pursuant to Section 3(b).

(b) Lapsed Awards. To the extent an Award should expire or be forfeited or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Exchange Program, the unissued Shares that were subject thereto shall, unless the Plan shall have been terminated, continue to be available under the Plan for issuance pursuant to future Awards. In addition, any Shares which are retained by the Company in order to satisfy the exercise or purchase price for any Award or any withholding taxes due with respect to any Award shall be treated as not issued and shall continue to be available under the Plan for issuance pursuant to future Awards. Shares issued under the Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the Shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with a Participant ceasing to be a Service Provider) shall again be available for future grant under the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value in accordance with Section 2(c);

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder; such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program; provided, however, that the Administrator shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of Company’s stockholders;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations established for the purpose of satisfying applicable non-U.S. laws, for qualifying for favorable tax treatment under applicable non-U.S. laws or facilitating compliance with non-U.S. laws (sub-plans may be created for any of these purposes);

(ix) to modify or amend each Award (subject to Section 17 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Options, to accelerate vesting and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(x) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 11 of the Plan;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

(d) Delegation by the Administrator. To the extent permitted by Applicable Laws, the Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company.

5. Award Eligibility. Nonstatutory Stock Options and Restricted Stock may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted. With respect to the Committee’s authority in Section 4(b)(ix), if, at the time of any such extension, the exercise price per Share of the Option is less than the Fair Market Value of a Share, the extension shall, unless otherwise determined by the Committee, be limited to the earlier of (1) the maximum term of the Option as set by its original terms, or (2) ten (10) years from the grant date. Unless otherwise determined by the Committee, any extension of the term of an Option pursuant to Section 4(b)(ix) shall comply with Code Section 409A to the extent necessary to avoid taxation thereunder.

(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration for both types of Options may consist entirely of: (1) cash; (2) check (subject to collection); (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with full payment of any applicable taxes or other amounts required to be withheld or deducted with respect to the Option). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 10 of the Plan.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death, Disability or Cause, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination as a result of the Participant’s Disability. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s death. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) Termination for Cause. If a Participant ceases to be a Service Provider as a result of being terminated for Cause, any outstanding Option (including any vested portion thereof) held by such Participant shall immediately terminate in its entirety upon the Participant being first notified of his or her termination for Cause and the Participant will be prohibited from exercising his or her Option from and after the date of such termination. All the Participant’s rights under any Option, including the right to exercise the Option, may be suspended pending an investigation of whether Participant will be terminated for Cause.

7. Restricted Stock.

(a) Grant of Restricted Stock. Restricted Stock may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions (if any) related to the grant, including the number of Shares of Restricted Stock.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, any dividends or distributions paid with respect to Shares of Restricted Stock will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be cancelled and returned as unissued shares to the Company and again will become available for grant under the Plan.

8. Leaves of Absence/Transfer Between Locations. The Administrator shall have the discretion to determine at any time whether and to what extent the vesting of Awards shall be suspended during any leave of absence; provided, however, that in the absence of such determination, vesting of Awards shall continue during any paid leave and shall be suspended during any unpaid leave of greater than thirty (30) days (unless otherwise required by Applicable Laws). A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Participant’s employer or (b) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. If an Employee is holding an Incentive Stock Option and such leave exceeds three (3) months then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the first (1st) day following such three (3) month period and the Incentive Stock Option shall thereafter automatically treated for tax purposes as a Nonstatutory Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy.

9. Non-Transferability of Awards and Shares Underlying Awards.

(a) Non-Transferability of Awards.

(i) General. Except as set forth in this Section 9, Awards (or any rights of such Awards) may not be sold, pledged, encumbered, assigned, hypothecated, or disposed of or otherwise transferred in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant pursuant to this Plan and the applicable Award Agreement will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of the Option, only by such holder or a transferee permitted by this Section 9.

(ii) Limited Transferability Rights. Notwithstanding anything else in this Section 9, the Administrator may in its sole discretion provide that any Nonstatutory Stock Options may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to Family Members. Further, beginning with (1) the period when the Company begins to rely on the exemption described in Rule 12h-1(f)(1) promulgated under the Exchange Act, as determined by the Board in its sole discretion, and (2) ending on the earlier of (x) the date when the Company ceases to rely on such exemption, as determined by the Board in its sole discretion, or (y) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to persons who are Family Members through gifts or domestic relations orders, or to an executor or guardian of the Participant upon the death or disability of the Participant. Notwithstanding the foregoing sentence, the Board, in its sole discretion, may permit transfers of Nonstatutory Stock Options to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

(b) Non-Transferability of Stock Underlying Awards.

(i) General. Notwithstanding anything to the contrary, no Participant or other stockholder shall Transfer (as such term is defined below) any Shares (or any rights of or interests in such Shares) acquired pursuant to any Award to any person or entity unless such Transfer is approved by the Company prior to such Transfer, which approval may be granted or withheld in the Company’s sole and absolute discretion. “Transfer” shall mean, with respect to any security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the grant, creation or suffrage of a lien or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale (as such term is defined below) or other disposition of such security (including transfer by testamentary or intestate succession, merger or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. “Constructive Sale” shall mean, with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security, or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership. Any purported Transfer effected in violation of this Section 13 shall be null and void and shall have no force or effect and the Company shall not be required (x) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan or (y) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(ii) Approval Process. Any Participant or stockholder seeking the approval of the Company to Transfer some or all of its Shares shall give written notice thereof to the Secretary of the Company that shall include: (1) the name of the stockholder; (2) the proposed transferee; (3) the number of shares of the Transfer of which approval is thereby requested; and (4) the purchase price, if any, of the shares proposed for Transfer. The Company may require the Participant to supplement its notice with such additional information as the Company may request or as may otherwise be required by the applicable Award Agreement or other applicable written agreement. In addition, such request for Transfer shall be subject to such right of first refusal, transfer provisions and any other terms and conditions as may be set forth in the applicable Award Agreement or other applicable written agreement.

10. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Shares, subdivision of the Shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of Common Stock or other securities of the Company or other significant corporate transaction, or other change affecting the Common Stock occurs, the Administrator, in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the Plan and/or the number, class, kind and price of securities covered by each outstanding Award. Notwithstanding the forgoing, all adjustments under this Section 10 shall be made in a manner that does not result in taxation under Code Section 409A.

(b) Dissolution or Liquidation. In the event of the proposed winding up, dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a Change in Control, each outstanding Award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any Participant and need not treat all outstanding Awards (or portion thereof) in an identical manner. Such determination, without the consent of any Participant, may provide (without limitation) for one or more of the following in the event of a Change in Control: (i) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (ii) the assumption of such outstanding Awards by the surviving corporation or its parent; (iii) the substitution by the surviving corporation or its parent of new options or other equity awards for such Awards; (iv) the cancellation of such Awards in exchange for a payment to the Participants equal to the excess, if any, of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Change in Control over (2) the exercise or purchase price paid or to be paid for the Shares subject to the Awards; provided that at the discretion of the Administrator, such payment may be subject to the same conditions that apply to the consideration that will be paid to holders of Shares in connection with the transaction; provided, however, that any payout in connection with a terminated award shall comply with Code Section 409A to the extent necessary to avoid taxation thereunder; or (E) the opportunity for Participants to exercise the Options prior to the occurrence of the Change in Control and the termination (for no consideration) upon the consummation of such Change in Control of any Options not exercised prior thereto.

11. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or prior to any time the Awards or Shares are subject to taxation or other Tax-Related Items, the Company and/or the Participant’s employer will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any Tax-Related Items or other items that are required to be withheld or deducted or otherwise applicable with respect to such Award.

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such withholding or deduction obligations or any other Tax-Related Items, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares, or (iii) delivering to the Company already-owned Shares; provided that, unless specifically permitted by the Company, any proceeds derived from a cashless exercise must be an approved broker-assisted cashless exercise or the cash or Shares withheld or delivered must be limited to avoid financial accounting charges under applicable accounting guidance or Shares must have been previously held for the minimum duration required to avoid financial accounting charges under applicable accounting guidance. Except as otherwise determined by the Administrator, the Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the amounts are required to be withheld or deducted.

(c) Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A (or an exemption therefrom) and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company be responsible for or reimburse a Participant for any taxes or other penalties incurred as a result of the application of Code Section 409A.

12. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any Subsidiary or Affiliate, nor will they interfere in any way with the Participant’s right or the Company’s or any Subsidiary or Affiliate’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

13. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

14. Corporate Records Control. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

15. Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

16. Term of Plan. Subject to Section 20 of the Plan, this Plan will become effective as of the Effective Date. The Plan will continue in effect until terminated under Section 17 of the Plan.

17. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise or vesting (as applicable) of an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

20. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

21. Notices and Agreements. Any notices, agreements or communications provided pursuant to the Plan will be given in writing, in a form provided by the Company (including documents delivered in electronic form). Unless specifically provided for in the Plan, notices, agreements or communications will be deemed effectively given upon receipt (including documents delivered in electronic form).

22. Governing Law. The Plan and all Awards hereunder shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

LEXEO THERAPEUTICS, INC.

AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

1. This Amendment to the Lexeo Therapeutics, Inc. 2021 Equity Incentive Plan (this “Amendment”) is dated August 10, 2021, and amends the 2021 Equity Incentive Plan (as amended, the “Plan”) pursuant to Section 17 of the Plan.

Unless otherwise expressly provided for in this Amendment, all capitalized words or phrases or other defined terms used in this Amendment will have the same meaning ascribed to them in the Plan.

2. Section 3(a) of the Plan is amended and restated in its entirety to read as follows:

“Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan shall be 28,937,950 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.”

[Signature Page Follows]

I hereby certify that the foregoing Amendment was duly approved by the Board of Directors and the Stockholders of Lexeo Therapeutics, Inc., effective as of the date set forth above.

By:	/s/ R. Nolan Townsend
Name:	R. Nolan Townsend
Title:	Chief Executive Officer

LEXEO THERAPEUTICS, INC.

AMENDMENT TO 2021 EQUITY INCENTIVE PLAN

1. This Amendment to the Lexeo Therapeutics, Inc. 2021 Equity Incentive Plan (this “Amendment”) is dated November 4, 2021, and amends the 2021 Equity Incentive Plan (as amended, the “Plan”) pursuant to Section 17 of the Plan.

Unless otherwise expressly provided for in this Amendment, all capitalized words or phrases or other defined terms used in this Amendment will have the same meaning ascribed to them in the Plan.

2. Section 3(a) of the Plan is amended and restated in its entirety to read as follows:

“Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan shall be 32,326,544 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.”

[Signature Page Follows]

I hereby certify that the foregoing Amendment was duly approved by the Board of Directors and the Stockholders of Lexeo Therapeutics, Inc., effective as of the date set forth above.

By:	/s/ R. Nolan Townsend
Name:	R. Nolan Townsend
Title:	Chief Executive Officer

LEXEO THERAPEUTICS, INC.

2021 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Lexeo Therapeutics, Inc. 2021 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Award Agreement (the “Award Agreement”).

NOTICE OF STOCK OPTION GRANT

Participant Name: Farah Sheikh

You have been granted an Option to purchase Common Stock of Lexeo Therapeutics, Inc. (the “Company”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number	CS-00xx

Date of Grant

Vesting Commencement Date

Exercise Schedule	The Option is immediately exercisable.

Exercise Price per Share	USD $ ___________________________________

Total Number of Shares

Total Exercise Price	USD $ ___________________________________

Type of Option:	______ Incentive Stock Option

______ Nonstatutory Stock Option

Term/Expiration Date:	10 Year Term

Vesting Schedule:	See Below

Subject to Section 2 of this Award Agreement, this Option shall vest in accordance with the following schedule: subject to Participant’s continuous service relationship as a Service Provider with the Company through each applicable vesting date: (i) effective as of the Study Launch Date, a number of shares shall vest equal to (A) the Total Number of Shares, multiplied by (B) a fraction, the numerator of which is the number of full months (not to exceed 48) that have elapsed from the Vesting Commencement Date through the Study Launch Date, and the denominator of which is 48 (the “Performance Vesting Shares”). The remainder of the Total Number of Shares that are not Performance Vesting Shares, if any, shall vest in equal monthly installments between the Study Launch Date and the fourth anniversary of the Vesting Commencement Date. The “Study Launch Date” means the date the Company or any of its affiliates initiates a definitive toxicology study with respect to or arising out of one of the Company’s or any of its affiliates’ ARVC programs.

In the event (i) Participant’s service relationship as a Service Provider with the Company is terminated (I) by the Company without Cause (as defined in the Consulting Agreement), (II) due to Participant’s death or Disability (as defined in the Consulting Agreement) or (III) by Participant for Good Reason (as defined in the Consulting Agreement), or (ii) the Company consummates a Change in Control, then, subject to (in the case of clause (i) only) Participant’s execution of a mutual release of claims (which may also include a mutual nondisparagement provision (under which the Company shall instruct its C-Suite executives not to disparage Participant and the Participant shall agree not to disparage the Company) and customary mutual confidentiality provisions, but shall not include any other restrictive covenants) in the form promptly provided by the Company (the “Release”), the execution of which by Participant shall occur within the time period required by the Release but in no event later than 60 days following the last day of Participant’s service relationship as a Service Provider with the Company (the “Termination Date”), if the Study Launch Date has occurred during Consultant’s service relationship with the Company, this Option shall become fully vested and exercisable immediately as of the effective date of the Release or, if applicable, immediately prior to the closing date of such Change in Control.

“Consulting Agreement” means that certain Consulting Agreement, dated as of July 16, 2021, by and between Participant and the Company.

Termination Period:

This Option, to the extent then vested, will be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death, Disability or Cause. If Participant’s relationship as a Service Provider is terminated as a result of the Service Provider’s death or Disability, this Option, to the extent then vested, will be exercisable for twelve (12) months after Participant ceases to be a Service Provider. If Participant’s relationship as a Service Provider is terminated for Cause, this Option (including any vested portion thereof) shall immediately terminate in its entirety upon Participant being first notified such termination for Cause and Participant will be prohibited from exercising this Option from and after the date of such termination. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 10 of the Plan.

By Participant’s signature and the signature of the Company’s representative below, or by Participant otherwise accepting or exercising this Option, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including the Terms and Conditions of Stock Option Grant, attached hereto as Exhibit A, all of which are made a part of this document. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator on any questions relating to the Plan and Award Agreement.

PARTICIPANT:	LEXEO THERAPEUTICS, INC.

Signature	By

Print Name	Title

EXHIBIT A

TERMS AND CONDITIONS OF STOCK OPTION GRANT

1.

Grant of Option. The Company hereby grants to Participant named in the Notice of Stock Option Grant attached to this Award Agreement (the “Participant”) an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), subject to all of the terms and conditions set forth in the Notice of Stock Option Grant and in this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 17 of the Plan, if there is a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an ISO to the maximum extent permitted under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). However, if this Option is intended to be an ISO, to the extent that it exceeds the USD $100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such non- qualification, such Option (or portion thereof) shall be regarded as an NSO granted under the Plan. In no event will the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2.

Vesting Schedule. Except as provided in Section 3, the Option awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Stock Option Grant. Options scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs. Service Provider status for purposes of this Award will end on the day that Participant is no longer actively providing services as an Employee, Director, or Independent Contractor and will not be extended by any notice period or “garden leave” that may be required contractually or under any Applicable Laws. Notwithstanding the foregoing, the Administrator (or any delegate) shall have the sole and absolute discretion to determine when Participant is no longer providing active service for purposes of Service Provider status and participation in the Plan.

3.	Exercise of Option.

(a) Right to Exercise. This Option may be exercised only within the term set forth in the Notice of Stock Option Grant and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice in the form of Early Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit B or, to the extent Participant exercises the Option with respect to vested shares only, the form of the Exercise Notice attached hereto as Exhibit C (collectively, the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any Tax-Related Items (as defined below) required to be withheld, paid or provided pursuant to any Applicable Laws. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price and any other requirements or restrictions that may be imposed by the Company to comply with Applicable Laws or facilitate administration of the Plan. Notwithstanding the above, Participant understands that the Applicable Laws of the country in which Participant is residing or working at the time of grant, vesting, and/or exercise of this Option (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent exercise of this Option, and neither the Company nor any Parent or Subsidiary assumes any liability in relation to this Option in such case.

4.

Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant unless otherwise specified by the Company in its sole discretion:

(a) cash (U.S. dollars); or

(b) check (denominated in U.S. dollars); or

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan.

Participant understands and agrees that, unless otherwise permitted by the Company, any cross-border remittance made to exercise this Option or transfer proceeds received upon the sale of Shares must be made through a locally authorized financial institution or registered foreign exchange agency and may require Participant to provide such entity with certain information regarding the transaction.

5.	Tax Obligations.

(a) Withholding Taxes. Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all applicable national, local, or other tax or social contribution, withholding, required deductions, or other payments, if any, that arise upon the grant, vesting, or exercise of this Option, the holding or subsequent sale of Shares, and the receipt of dividends, if any, or otherwise in connection with this Option or the Shares (“Tax-Related Items”), Participant acknowledges and agrees that the ultimate liability for all Tax-Related Items legally due by Participant is and remains Participant’s responsibility and may exceed any amount actually withheld by the Company or the Employer. Participant further acknowledges and agrees that Participant is solely responsible for filing all relevant documentation that may be required in relation to this Option or any Tax-Related Items (other than filings or documentation that is the specific obligation of the Company or a Parent,

Subsidiary, or Employer pursuant to Applicable Laws) such as but not limited to personal income tax returns or reporting statements in relation to the grant, vesting or exercise of this Option, the holding of Shares or any bank or brokerage account, the subsequent sale of Shares, and the receipt of any dividends. Participant further acknowledges that the Company and the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including the grant, vesting, or exercise of the Option, the subsequent sale of Shares acquired under the Plan and the receipt of dividends, if any; and (b) does not commit to and is under no obligation to structure the terms of the Option or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items, or achieve any particular tax result. Participant also understands that Applicable Laws may require varying Share or Option valuation methods for purposes of calculating Tax-Related Items, and the Company assumes no responsibility or liability in relation to any such valuation or for any calculation or reporting of income or Tax-Related Items that may be required of Participant under Applicable Laws. Further, if Participant has become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable event, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Satisfaction of Tax-Related Items. As a condition to the grant, vesting and exercise of this Option and as set forth in Section 11 of the Plan, Participant hereby agrees to make adequate provision for the satisfaction of (and will indemnify the Company and any Parent or Subsidiary for) any Tax-Related Items. No payment will be made to Participant (or his or her estate or beneficiary) related to an Option, and no Shares will be issued pursuant to an Option, unless and until satisfactory arrangements (as determined by the Company) have been made by Participant with respect to the payment of any Tax-Related Items obligations of the Company and/or any Parent, Subsidiary, or Employer with respect to the grant, vesting or exercise of the Option. In this regard, Participant authorizes the Company and/or any Parent, Subsidiary, or Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

(i) withholding from Participant’s wages or other cash compensation paid to Participant by the Company or the Employer; or

(ii) withholding from proceeds of the sale of Shares acquired upon exercise of the Option, either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or

(iii) withholding in Shares to be issued upon exercise of the Option.

Notwithstanding the foregoing, if Participant is subject to Section 16 of the Exchange Act, Participant may direct the Company to withhold Shares to be issued upon exercise of the Option to satisfy Participant’s obligations with regard to all Tax-Related Items and any such disposition of Shares to the Company shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3(e).

If the obligation for Tax-Related Items is satisfied by withholding Shares, Participant is deemed to have been issued the full number of Shares purchased for tax purposes, notwithstanding that a number of Shares is held back solely for the purpose of paying the Tax-Related Items due as a result of Participant’s participation in the Plan. Participant shall pay to the Company or a Parent, Subsidiary, or Employer any amount of Tax-Related Items that the Company may be required to withhold, pay or otherwise provide for as a result of Participant’s participation in the Plan that cannot be satisfied by one or more of the means previously described in this Section 5. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

(c) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition.

(d) Code Section 409A (Applicable Only to Participants Subject to U.S. Taxes). Under Code Section 409A, an option that is granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the Date of Grant (a “Discount Option”) may be considered “deferred compensation.” A Discount Option may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest charges to Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the Date of Grant, Participant will be solely responsible for Participant’s costs related to such a determination.

6.

Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares unless and until such Shares will have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). After such issuance, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares, but prior to such issuance, Participant will not have any rights to dividends and/or distributions on such Shares.

7.

No Guarantee of Continued Service or Grants. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF SHALL OCCUR ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE EMPLOYER OR CONTRACTING ENTITY (AS APPLICABLE) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER.PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE EMPLOYER OR THE COMPANY, PARENT, OR SUBSIDIARY TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE (SUBJECT TO APPLICABLE LOCAL LAWS).

8.	Nature of Grant. In accepting the Option, Participant acknowledges, understands and agrees that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;

(b) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options even if Options have been granted repeatedly in the past;

(c) all decisions with respect to future awards of Options, if any, will be at the sole discretion of the Company;

(d) Participant’s participation in the Plan is voluntary;

(e) the Option and the Shares subject to the Option are extraordinary items that do not constitute regular compensation for services rendered to the Company or the Employer, and that are outside the scope of Participant’s employment contract, if any;

(f) the Option and the Shares subject to the Option are not intended to replace any pension rights or compensation;

(g) the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, or end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer, subject to Applicable Laws;

(h) the future value of the underlying Shares is unknown and cannot be predicted with certainty; further, if Participant exercises the Option and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price;

(i) Participant also understands that neither the Company nor any affiliate is responsible for any foreign exchange fluctuation between local currency and the United States Dollar or the selection by the Company or any affiliate in its sole discretion of an applicable foreign currency exchange rate that may affect the value of the Option (or the calculation of income or Tax-Related Items thereunder);

(j) in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from termination of employment by the Employer (for any reason whatsoever and whether or not in breach of Applicable Laws, including, without limitation, applicable local labor laws), and Participant irrevocably releases the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim; and

(k) the Option and the benefits under the Plan, if any, will not without the Administrator’s consent transfer to another company in the case of a merger, take-over or transfer of liability.

9.

No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

10.

Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s Personal Data (as described below) by and among, as applicable, the Company, any Parent, Subsidiary, or affiliate, or third parties as may be selected by the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that refusal or withdrawal of consent will affect Participant’s ability to participate in the Plan; without providing consent, Participant will not be able to participate in the Plan or realize benefits (if any) from the Option. Participant understands that the Company and any Parent, Subsidiary, affiliate, or designated third parties may hold personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Parent, Subsidiary, or affiliate, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Personal Data”). Participant understands that Personal Data may be transferred to any Parent, Subsidiary, affiliate, or third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, Participant’s country (if different than the United States), or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country. In particular, the Company may transfer Personal Data to the broker or stock plan administrator assisting with the Plan, to its legal counsel and tax/accounting advisor, and to the affiliate or entity that is Participant’s employer and its payroll provider. Participant should also refer to any data privacy policy implemented by the Company (which will be available to Participant separately and may be updated from time to time) for more information regarding the collection, use, storage, and transfer of Participant’s Personal Data.

11.

Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company, in care of its Secretary at Lexeo Therapeutics, Inc., 430 East 29th Street, 14th Floor, New York, NY 10016, or at such other address as the Company may hereafter designate in writing.

12.

Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant.

13.

Binding Agreement. Subject to the limitation on the transferability of this Option contained herein, this Award Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

14.

Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or compliance of the Shares upon or with any securities exchange or under any Applicable Laws, the tax code and related regulations or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the grant or vesting of the Option or purchase by, or issuance of Shares to, Participant (or his or her estate) hereunder, such purchase or issuance will not occur unless and until such listing, registration, qualification, compliance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any Applicable Laws. Assuming such compliance, for purposes of the Tax-Related Items, the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares. The Company shall not be obligated to issue any Shares pursuant to this Option at any time if the issuance of Shares, or the exercise of an Option by Participant, violates or is not in compliance with any Applicable Laws.

15.

Lock-Up Agreement. If so requested by the Company (or any successor thereof) or the underwriters in connection with the initial public offering of the securities of the Company (or any successor or parent thereof), or any direct listing or other transaction pursuant to which the securities of the Company will be exchanged for securities of the Company (or any successor or parent thereof) registered under the Securities Act of 1933, as amended, including, without limitation, through a transaction with a publicly-listed blank check company registered under the Securities Act, Participant shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (or any successor thereof) however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement or becoming a listed security, and Participant shall execute an agreement reflecting the foregoing as may be requested by the Company (or any successor or parent thereof) or the underwriters at the time of such offering or listing.

16.

Plan Governs. This Award Agreement is subject to all terms and provisions of the Plan. If there is a conflict between one or more provisions of this Award Agreement and one or more provisions of the Plan, the provisions of the Plan will govern. Capitalized terms used and not defined in this Award Agreement will have the meaning set forth in the Plan.

17.

Administrator Authority. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination regarding whether any Shares subject to the Option have vested). All actions taken, and all interpretations and determinations made, by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

18.

Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to Participant’s current or future participation in the Plan, this Option, the Shares subject to this Option, any other securities of the Company or any other Company-related documents, by electronic means. By accepting this Option, whether electronically or otherwise, Participant hereby (a) consents to receive such documents by electronic means, (b) consents to the use of electronic signatures, and (c) agrees to participate in the Plan and/or receive any such documents through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

19.

Translation. If Participant has received this Award Agreement, including appendices, or any other document related to the Plan translated into a language other than English, and the meaning of the translated version is different than the English version, the English version will control.

20.

Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with any Applicable Laws or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Participant understands that the Applicable Laws of the country in which he or she is resident at the time of grant, vesting, and/or exercise of this Option or the holding or disposition of Shares (including any rules or regulations governing securities, foreign exchange, tax, labor or other matters) may restrict or prevent exercise of this Option or may subject Participant to additional procedural or regulatory requirements he or she is solely responsible for and will have to independently fulfill in relation to this Option or the Shares. Participant also understands and agrees that if he works, resides, moves to, or otherwise is or becomes subject to Applicable Laws or company policies of another jurisdiction at any time, certain country-specific notices, disclaimers and/or terms and conditions may apply to Participant as from the Date of Grant, unless otherwise determined by the Company in its sole discretion.

21.	Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

22.

Agreement Severable. If any provision in this Award Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Award Agreement.

23.

Modifications to this Award Agreement. This Award Agreement and the Plan constitute the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Code Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Code Section 409A in connection to this Option.

24.

Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

25.

Governing Law and Venue. This Award Agreement will be governed by the laws of the State of Delaware, without giving effect to the conflict of law principles thereof. For purposes of litigating any dispute that arises under this Award Agreement, the parties hereby submit to and consent to the jurisdiction of the State of New York and agree that such litigation will be conducted in the courts of New York County, New York, or the federal courts for the United States for the Southern District of New York, and no other courts.

***

EXHIBIT B

LEXEO THERAPEUTICS, INC.

2021 EQUITY INCENTIVE PLAN

EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT

Lexeo Therapeutics, Inc.

Attention:

1.

Exercise of Option. Effective as of today,                 ,                 , the undersigned (“Purchaser”) hereby elects to purchase,                 , shares (the “Shares”) of the Common Stock of Lexeo Therapeutics, Inc. (the “Company”) under and pursuant to the 2021 Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement dated                 ,                  (the “Award Agreement”). The purchase price for the Shares will be USD $                 , as required by the Award Agreement. Of these Shares, Purchaser has elected to purchase _______________ Shares which have become vested as of the date hereof under the Vesting Schedule set forth in the Notice of Stock Option Grant (the “Vested Shares”) and _____________ Shares which have not yet vested under such Vesting Schedule (the “Unvested Shares”).

2.

Delivery of Payment. Purchaser herewith delivers to the Company, or otherwise makes adequate arrangements satisfactory to the Company, the full purchase price of the Shares and any Tax-Related Items (as defined in the Agreement) to be paid in connection with the exercise of the Option.

3.

Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4.

Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 10 of the Plan.

5.

Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6.

Limitations on Transfer. Purchaser acknowledges and agrees that the Shares purchased under this Agreement are subject to Section 9 of the Plan, the terms and conditions that apply to the Company’s Common Stock, as set forth in the Company’s Bylaws, as may be in effect at the time of any proposed transfer (the “Bylaw Provisions”), and any other limitation or restriction on transfer created by Applicable Laws. In addition to the foregoing limitations on transfer, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company’s Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with, Section 9 of the Plan, the Bylaw Provisions and, Applicable Laws, and the provisions below.

(a) Repurchase Option.

(i) In the event of the voluntary or involuntary termination of Purchaser’s continuous Service with the Company for any reason (including, without limitation, resignation, death or Disability), with or without Cause, the Company shall upon the date of such termination (the “Termination Date”) have an irrevocable, exclusive option (the “Repurchase Option”) for a period of 3 months from such date to repurchase all or any portion of the Unvested Shares (as defined below) held by Purchaser as of the Termination Date at the original purchase price per Share (adjusted for any stock splits, stock dividends and the like) specified in Section 1. As used herein, “Unvested Shares” means Shares that have not yet been released from the Repurchase Option.

(ii) Unless the Company notifies Purchaser within 3 months from the Termination Date that it does not intend to exercise its Repurchase Option with respect to some or all of the Unvested Shares, the Repurchase Option shall be deemed automatically exercised by the Company as of the end of such 3-month period following the Termination Date, provided that the Company may notify Purchaser that it is exercising its Repurchase Option as of a date prior to the end of such 3-month period. Unless Purchaser is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Option as to some or all of the Unvested Shares to which it applies at the time of termination, execution of this Agreement by Purchaser constitutes written notice to Purchaser of the Company’s intention to exercise its Repurchase Option with respect to all Unvested Shares to which such Repurchase Option applies. The Company, at its choice, may satisfy its payment obligation to Purchaser with respect to exercise of the Repurchase Option by either (1) delivering a check to Purchaser in the amount of the purchase price for the Unvested Shares being repurchased, or (2) in the event Purchaser is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (3) by a combination of (1) and (2) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Option pursuant to this Section 6(a)(ii) in which Purchaser is indebted to the Company, such indebtedness equal to the purchase price of the Unvested Shares being repurchased shall be deemed automatically canceled as of the end of such 3-month period following the Termination Date unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to this Section 6, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Purchaser.

(iii) One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Notice of Stock Option Grant until all Shares are released from the Repurchase Option; provided, however, that such scheduled releases from the Repurchase Option shall immediately cease as of the Termination Date. Fractional shares shall be rounded down to the nearest whole share.

(b) Transfer Restrictions; Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall first, to the extent the Company’s approval is required by the Plan or any applicable Bylaw Provisions, have the right to approve such sale or transfer, in full or in part, and shall then have the right to purchase all or any part of the Shares proposed to be sold or transferred, in each case, in its sole and absolute discretion (the “Right of First Refusal”). If the Holder would like to sell or transfer any Shares, the Holder must provide the Company or its assignee(s) with a Notice (as defined below) requesting approval to sell or transfer the Shares and offering the Company or its assignee(s) a Right of First Refusal on the same terms and conditions set forth in this Section 6(b). The Company may either (i) exercise its Right of First Refusal in full or in part and purchase such Shares pursuant to this Section 6(b), (ii) decline to exercise its Right of First Refusal in full or in part and permit the transfer of such Shares to the Proposed Transferee (as defined below) in full or in part or (iii) decline to exercise its Right of First Refusal in full or in part and, to the extent the Company’s approval is required by the Plan or any applicable Bylaw Provisions, decline the request to sell or transfer the Shares in full or in part.

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (1) the Holder’s intention to sell or otherwise transfer such Shares; (2) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (3) the number of Shares to be sold or transferred to each Proposed Transferee; (4) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”); and (5) the Holder’s offer to the Company or its assignee(s) to purchase the Shares at the Purchase Price and upon the same terms (or terms that are no less favorable to the Company).

(ii) Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) shall deliver a written notice to the Holder indicating whether the Company and/or its assignee(s) elect to permit or reject the proposed sale or transfer, in full or in part, and/or elect to accept or decline the offer to purchase any or all of the Shares proposed to be sold or transferred to any one or more of the Proposed Transferees, at the Purchase Price, provided that if the Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.

(iii) Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(iv) Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be sold or transferred to a given Proposed Transferee are both (1) not purchased by the Company and/or its assignee(s) as provided in this Section 6(b) and (2) approved by the Company to be sold or transferred, then the Holder may sell or otherwise transfer any such Shares to the applicable Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice; provided that (A) any such sale or other transfer is also effected in accordance with the Bylaw Provisions, the transfer restrictions set forth in the Plan and any Applicable Laws and (B) the Proposed Transferee agrees in writing that the Plan, the Bylaw Provisions and the provisions of the Award Agreement and this Agreement, including this Section 6 shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.

(v) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 6 notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder or Holder’s Immediate Family shall be exempt from the provisions of this Section 6(b). “Immediate Family” as used herein shall mean lineal descendant or antecedent, father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships, or any person sharing Holder’s household (other than a tenant or an employee). In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of the Plan, the Bylaw Provisions and the provisions of the Award Agreement and this Agreement, including this Section 6, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 6, the Plan, and the Bylaw Provisions.

(c) Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 6(b)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer and if requested by the Company. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.

(d) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.

(e) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the Plan, the Bylaw Provisions, the provisions of the Award Agreement and this Agreement and, including, insofar as applicable, the Repurchase Option. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Purchaser for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Option is deemed exercised by the Company pursuant to Section 6(a)(ii) hereof, the Company may deem any transferee to have transferred the Shares or interest to Purchaser prior to their purchase by the Company, and payment of the purchase price by the Company to such transferee shall be deemed to satisfy Purchaser’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Purchaser for such Shares or interest. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(f) Termination of Rights. The transfer restrictions set forth in Section 6(b) above, the Right of First Refusal granted the Company by Section 6(b) above and the right to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 6(c) above shall terminate upon (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referenced in Section 8(b) below and related to the restrictions in this Section 6 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 8(a) below and delivered to Holder.

(g) Lock-Up Agreement. The lock-up provisions set forth in Section 15 of the Award Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.

7.	Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

(b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.

(d) Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 7(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 7(e) below.

(e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Purchaser represents that Purchaser is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. Purchaser also agrees to notify the Company if Purchaser becomes subject to such disqualifications after the date hereof.

(g) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

8.	Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):

•

“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

•

“THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”

•

“THE TRANSFER OF THE SECURITIES REFERENCED HEREIN IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S STOCK PLAN, A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS.”

(b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9.

Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 6(a) above, Purchaser agrees to deliver a Stock Power in the form attached to this Agreement as Annex I executed by Purchaser and by Purchaser’s spouse (if required for transfer), in blank, and such stock certificate(s), if any, to the Secretary of the Company, or the Secretary’s designee, to hold such Shares (and such stock certificate(s), if any) and Stock Power in escrow and to take all such actions and to effectuate all such transfers and/or releases as are required in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

10.	Section 83(b) Election.

(a) Purchaser understands that Section 83(a) of the Code taxes as ordinary income for a Nonstatutory Stock Option and as alternative minimum taxable income for an Incentive Stock Option the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 6(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, does not purport to be complete, and is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser’s death, and Purchaser has consulted, and has been fully advised by, Purchaser’s own tax advisor regarding such tax laws and tax consequences or has knowingly chosen not to consult such a tax advisor. Purchaser further acknowledges that neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to Purchaser with respect to the tax consequences of Purchaser’s purchase of the Shares or of the making or failure to make an 83(b) Election. PURCHASER (AND NOT THE COMPANY, ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM WITH THE IRS, EVEN IF PURCHASER REQUESTS THE COMPANY, ITS AGENTS OR ANY OTHER PERSON MAKE THIS FILING ON PURCHASER’S BEHALF.

(b) Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the “Acknowledgment”) attached hereto as Annex II. Purchaser further agrees that he or she will execute and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Annex III (for tax purposes in connection with the early exercise of an option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

11.

Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the Delaware General Corporation Law (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.

12.

Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Early Exercise Notice and Restricted Stock Purchase Agreement, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

Submitted by:	Accepted by:

PURCHASER:	LEXEO THERAPEUTICS, INC.

Signature	By

Print Name	Title

Date Received

ANNEX 1

STOCK POWER

FOR VALUE RECEIVED, the undersigned (“Holder”), hereby sells, assigns and transfers unto __________________________________________________ (“Transferee”) ___________________ shares of the Common Stock of Lexeo Therapeutics, Inc., a Delaware corporation (the “Company”), standing in Holder’s name on the Company’s books as Certificate No. ____ whether held in certificated or uncertificated form, and does hereby irrevocably constitute and appoint ____________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises.

HOLDER:	SPOUSE OF HOLDER (IF APPLICABLE)

Signature	Signature

Print Name	Print Name

Date:	Date:

This Stock Power may only be used as authorized by the Early Exercise Notice and Restricted Stock Purchase Agreement between the Holder and the Company, dated __________ and the exhibits thereto.

Instructions: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Holder.

IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.

THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT.

YOU MUST FILE THIS FORM WITHIN 30 DAYS OF PURCHASING THE SHARES.

YOU (AND NOT THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST THE COMPANY, ITS AGENTS OR ANY OTHER PERSON TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON HAS PREVIOUSLY MADE THIS FILING ON YOUR BEHALF.

The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See www.irs.gov.

ANNEX II

ACKNOWLEDGMENT AND STATEMENT OF DECISION

REGARDING SECTION 83(b) ELECTION

The undersigned has entered into a stock purchase agreement with Lexeo Therapeutics, Inc., a Delaware corporation (the “Company”), pursuant to which the undersigned is purchasing _________ shares of Common Stock of the Company (the “Shares”). In connection with the purchase of the Shares, the undersigned hereby represents as follows:

1. The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.

2. The undersigned either [check and complete as applicable]:

(a) ____ has consulted, and has been fully advised by, the undersigned’s own tax advisor, __________________________, whose business address is _____________________________, regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law; or

(b) ____ has knowingly chosen not to consult such a tax advisor.

3. The undersigned hereby states that the undersigned has decided [check as applicable]:

(a) ___ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned’s executed stock purchase agreement, an executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986;” or

(b) ___ not to make an election pursuant to Section 83(b) of the Code.

4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Dated:	PURCHASER:

(PRINT NAME)

(Signature)

Spouse of Purchaser (if applicable)

ANNEX III

ELECTION UNDER SECTION 83(B)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer’s gross income or alternative minimum taxable income, as applicable, for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: _______________

NAME OF SPOUSE: ________________

ADDRESS: ____________________

__________ ______

United States

IDENTIFICATION NO. OF TAXPAYER: _______________________

IDENTIFICATION NO. OF SPOUSE: _______________________

TAXABLE YEAR: _______________________

1. The property with respect to which the election is made is described as follows: _______________________ shares of the Common Stock of Lexeon Therapeutics, Inc., a Delaware corporation (the “Company”).

2. The date on which the property was transferred is: _______________________

3. The property is subject to the following restrictions: Repurchase option at cost in favor of the Company upon termination of taxpayer’s employment or consulting relationship.

4. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: USD $_______________________.

5. The amount (if any) paid for such property: USD $_______________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	PURCHASER:

(Signature)

Spouse of Purchaser (if applicable)

EXHIBIT C

LEXEO THERAPEUTICS, INC.

2021 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Lexeo Therapeutics, Inc.

Attention:

1. Exercise of Option. Effective as of today,                         ,                 , the undersigned (“Purchaser”) hereby elects to purchase,                 , shares (the “Shares”) of the Common Stock of Lexeo Therapeutics, Inc. (the “Company”) under and pursuant to the 2021 Equity Incentive Plan (the “Plan”) and the Stock Option Award Agreement dated                         ,                  (the “Award Agreement”). The purchase price for the Shares will be USD $                 , as required by the Award Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company, or otherwise makes adequate arrangements satisfactory to the Company, the full purchase price of the Shares and any Tax-Related Items (as defined in the Agreement) to be paid in connection with the exercise of the Option.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 10 of the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Limitations on Transfer. Purchaser acknowledges and agrees that the Shares purchased under this Agreement are subject to Section 9 of the Plan, the terms and conditions that apply to the Company’s Common Stock, as set forth in the Company’s Bylaws, as may be in effect at the time of any proposed transfer (the “Bylaw Provisions”), and any other limitation or restriction on transfer created by Applicable Laws. Purchaser shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with, Section 9 of the Plan, the Bylaw Provisions and, Applicable Laws, and the provisions below.

(a) Transfer Restrictions; Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall first, to the extent the Company’s approval is required by the Plan or any applicable Bylaw Provisions, have the right to approve such sale or transfer, in full or in part, and shall then have the right to purchase all or any part of the Shares proposed to be sold or transferred, in each case, in its sole and absolute discretion (the “Right of First Refusal”). If the Holder would like to sell or transfer any Shares, the Holder must provide the Company or its assignee(s) with a Notice (as defined below) requesting approval to sell or transfer the Shares and offering the Company or its assignee(s) a Right of First Refusal on the same terms and conditions set forth in this Section 6(a). The Company may either (i) exercise its Right of First Refusal in full or in part and purchase such Shares pursuant to this Section 6(a), (ii) decline to exercise its Right of First Refusal in full or in part and permit the transfer of such Shares to the Proposed Transferee (as defined below) in full or in part or (iii) decline to exercise its Right of First Refusal in full or in part and, to the extent the Company’s approval is required by the Plan or any applicable Bylaw Provisions, decline the request to sell or transfer the Shares in full or in part.

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (1) the Holder’s intention to sell or otherwise transfer such Shares; (2) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (3) the number of Shares to be sold or transferred to each Proposed Transferee; (4) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Purchase Price”); and (5) the Holder’s offer to the Company or its assignee(s) to purchase the Shares at the Purchase Price and upon the same terms (or terms that are no less favorable to the Company).

(ii) Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) shall deliver a written notice to the Holder indicating whether the Company and/or its assignee(s) elect to permit or reject the proposed sale or transfer, in full or in part, and/or elect to accept or decline the offer to purchase any or all of the Shares proposed to be sold or transferred to any one or more of the Proposed Transferees, at the Purchase Price, provided that if the Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.

(iii) Payment. Payment of the Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness, or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(iv) Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be sold or transferred to a given Proposed Transferee are both (1) not purchased by the Company and/or its assignee(s) as provided in this Section 6(a) and (2) approved by the Company to be sold or transferred, then the Holder may sell or otherwise transfer any such Shares to the applicable Proposed Transferee at the Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice; provided that (A) any such sale or other transfer is also effected in accordance with the Bylaw Provisions, the transfer restrictions set forth in the Plan and any Applicable Laws and (B) the Proposed Transferee agrees in writing that the Plan, the Bylaw Provisions and the provisions of the Award Agreement and this Agreement, including this Section 6 shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.

(v) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 6 notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or a trust for the benefit of Holder or Holder’s Immediate Family shall be exempt from the provisions of this Section 6(a). “Immediate Family” as used herein shall mean lineal descendant or antecedent, father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships, or any person sharing Holder’s household (other than a tenant or an employee). In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of the Plan, the Bylaw Provisions and the provisions of the Award Agreement and this Agreement, including this Section 6, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 6, the Plan, and the Bylaw Provisions.

(b) Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 6(a)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer and if requested by the Company. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.

(c) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.

(d) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the Plan, the Bylaw Provisions, the provisions of the Award Agreement and this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(e) Termination of Rights. The transfer restrictions set forth in Section 6(a) above, the Right of First Refusal granted the Company by Section 6(a) above and the right to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 6(b) above shall terminate upon (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referenced in Section 8(b) below and related to the restrictions in this Section 6 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased shall be issued, on request, without the legend referred to in Section 8(a) below and delivered to Holder.

(f) Lock-Up Agreement. The lock-up provisions set forth in Section 15 of the Award Agreement shall apply to the Shares issued upon exercise of the Option hereunder and Purchaser reaffirms Purchaser’s obligations set forth therein.

7. Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a) Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Purchaser does not have any present intention to transfer the Shares to any other person or entity.

(b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.

(d) Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 7(d), Purchaser acknowledges and agrees to the restrictions set forth in Section 7(e) below.

(e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Purchaser represents that Purchaser is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. Purchaser also agrees to notify the Company if Purchaser becomes subject to such disqualifications after the date hereof.

(g) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

8. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):

•

“THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

•

“THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”

•

“THE TRANSFER OF THE SECURITIES REFERENCED HEREIN IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE COMPANY’S STOCK PLAN, A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SECURITIES THAT DOES NOT COMPLY WITH SUCH TRANSFER RESTRICTIONS.”

(b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9. Waiver of Statutory Information Rights. Purchaser acknowledges and understands that, but for the waiver made herein, Purchaser would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the Delaware General Corporation Law (any and all such rights, and any and all such other rights of Purchaser as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Purchaser hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Purchaser in Purchaser’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Purchaser under any written agreement with the Company.

10. Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

Submitted by:	Accepted by:

PURCHASER:	LEXEO THERAPEUTICS, INC.

Signature	By

Print Name	Title

Date Received